Pareteum Corporation Announces Preliminary 2020 Revenue Results and Provides Business Update

•Preliminary 2020 total revenue of $69.6 million, 12% year-over-year growth despite impact from the pandemic
•Surpassed 1,100 clients and partners globally, including key enterprise customers and MVNE/MNVOs
•Single cloud technology platform enabling global connectivity and providing one-stop solutions for customers
•Global footprint with operations in NA, LATAM, EMEA and APAC to address large, rapidly growing global opportunity
•Management to host conference call today at 4:30 p.m. ET

NEW YORK, NY – May 17, 2021 – Pareteum Corporation (OTC: TEUM), a global cloud Communications-Platform-as-a-Service (CPaaS) company, today announced preliminary revenue results for full year 2020 and provided a business update.
“Over the past 18 months Pareteum has focused on repositioning itself, including new Board leadership, new management, re-establishing a culture of integrity, emphasizing our customer-centric business model and focusing the business for future growth,” commented Mary Beth Vitale, interim Chair of the Board of Directors. “Navigating through challenging business environments, both internally and externally, we believe we have come out of 2020 stronger. With the 2018 restatement and 2019 full year financial results completed, and today’s reporting of preliminary 2020 revenue results, we now have a company that has grown revenue 244% over the past three years, and we believe is well positioned to address a large, rapidly growing global opportunity. We greatly appreciate the support of our customers, shareholders and employees through this period and look forward to reinvigorating our engagement with the investment community to broaden awareness of Pareteum.”
Preliminary Full-Year 2020 Revenue Results:
•    Revenue: Preliminary total revenue was $69.6 million for the full year 2020, up 12% compared to $62.0 million in 2019.
•    Gross Profit: Preliminary gross profit for the full year 2020 was $20.7 million, compared to $14.9 million for 2019.

As previously announced, the Company anticipated releasing full 2020 financial results today. However, the recent identification of a technical accounting matter necessitates additional review. The matter is related to a non-cash item that does not impact revenues or earnings before income, taxes, depreciation and amortization (EBITDA).
The Company anticipates net loss in 2020 will be substantially better than the net loss of $222.3 million in 2019. due to the one time impairment of goodwill and intangible assets charge of $156.8 million in 2019.

Key Business Metrics and Highlights:
•    Diversified business portfolio across MVNE, MVNO, Enterprise, Messaging and SMB customers
•    Surpassed 1,100 customers and partners globally, up from 533 in 2018, including key enterprise customers and MVNE/MNVOs
◦Deployed 50 new customers in 2020
◦Renewed strategic deal with Vodafone
•    Connections grew to 4.6 million in 2020, up from 3.9 million in 2019, and 1.8 million in 2018.
•    Operations in North America, Latin America, Europe, Middle East and Africa and Asia-Pacific.
◦Recent expansions in Brazil, Colombia and Tunisia
•    200 employees worldwide as of December 31, 2020

“Our mission is to empower Communications Service Providers, Enterprises and Developers simply to create and control their own wireless communications products and experiences through our powerful combination of software, services and global connectivity," said Bart Weijermars, Pareteum's interim Chief Executive Officer. “Global connectivity and collaboration are critical for our business customers across industry segments. Our cloud technology platform enables that global connectivity and provides one-stop communications solutions for our customers. As a result, we have seen higher levels of activity across our network in key areas including messaging and consumer mobile, and a significantly increased market demand for IoT. Our products and services have traction in the market despite the impact of the Covid-19 pandemic. Over the past three years, our revenue has increased 244%, from $20.3 million for 2018 to a projected $69.6 million for 2020. Importantly, we have continued to grow our customer base among key enterprise customers and MVNE/MNVOs, providing us with a strong business foundation of over 1,100 clients and partners. With this diversified customer base and a global footprint, we believe we are well positioned to address the large, rapidly growing global opportunity to connect everyone, everywhere and have developed an enhanced and expanded corporate strategy to do so.”
Conference Call and Webcast Information
Pareteum will hold a conference call today at 4:30 p.m. ET. The live audio webcast may be accessed through the "Events & Presentations" page on the "Investors" section of the Company's website at www.pareteum.com. Alternatively, participants may dial 877-545-0523 (toll free) or 973-528-0016 (international) and provide participant passcode 714005. A replay of the webcast will be available for 30 days following the live event.
About Pareteum Corporation
Pareteum is a global provider of Communications Platform-as-a-Service (CPaaS) solutions with operations in North America, Latin America, Europe, Middle East and Africa, and Asia-Pacific regions. Pareteum empowers enterprises, communications service providers, early-stage innovators, developers, Internet-of-Things (IoT), and telecommunications infrastructure providers with the freedom and control to create, deliver and scale innovative communications experiences. The Pareteum platform connects people and devices around the world using the secure, ubiquitous, and highly scalable solution to deliver data, voice, video, SMS/text messaging, media, and content enablement. For more information, please visit www.pareteum.com and follow the company on LinkedIn.

Cautionary Statement Regarding Preliminary Financial Information
The preliminary results set forth above are based on management’s review of the company’s results for the year ended December 31, 2020 and are subject to revision based upon the company’s additional review and the completion and review by the company’s external auditors of the company’s year-end financial statements. Actual results may differ from these preliminary results as a result of the final adjustments and other developments arising between now and the time that the company’s financial results are finalized. In addition, these preliminary results are not a comprehensive statement of the company’s financial results for the year ended December 31, 2020, should not be viewed as a substitute for complete financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the company’s results for any future period. Financial results are preliminary until Pareteum’s Form 10-K for 2020 is filed with the U.S. Securities and Exchange Commission.

Forward Looking Statements
Certain statements contained herein constitute "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in this release are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "plan," "project," "should," "will," "would" and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. However, our actual results may differ materially from those contained in, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise additional capital that will be necessary to expand our operations; the substantial doubt about our ability to continue as a going concern expressed in the most recent report on our audited financial statements; our potential lack of revenue growth; the length of our sales cycle; pending investigations by the SEC and other lawsuits; the outbreak and impact of the novel coronavirus (COVID-19) on the global economy and our business; our potential inability to add new products and services that will be necessary to generate increased sales; our potential inability to develop and successfully market platforms or services or our inability to obtain adequate funding to implement or develop our business; our ability to successfully remediate the material weakness in our internal control over financial reporting within the time periods and in the manner currently anticipated; the effectiveness of our internal control over financial reporting, including the identification of additional control deficiencies; risks related to restrictions and covenants in our convertible debt facility that may adversely affect our business; risks related to our current noncompliance with certain terms under our senior secured convertible indebtedness; our potential loss of key personnel and our ability to find qualified personnel; international, national regional and local economic political changes, political risks, and risks related to global tariffs and import/export regulations; fluctuations in foreign currency exchange rates; our potential inability to use and protect our intellectual property; risks related to our continued investment in research and development, product defects or software errors, or cybersecurity threats; general economic and market conditions; regulatory risks and the potential consequences of non-compliance with applicable laws and regulations; increases in operating expenses associated with the growth of our operations; risks related to our capital stock, including the potentially dilutive effect of issuing additional shares and the fact that shares eligible for future sale may adversely affect the market for our common stock; the possibility of telecommunications rate changes and technological changes; disruptions in our networks and infrastructure; the potential for increased competition and risks related to competing with major competitors who are larger than we are; our positioning in the marketplace as a smaller provider; risks resulting from the restatement of certain of our financial statements; and the other risks discussed in our Form 10-K for the year ended December 31, 2019. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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